UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund II

Investment Advisor

Kopernik Global Investors, LLC

KGGIX | KGGAX

Kopernik Global All-Cap Fund

KGIIX| KGIRX

Kopernik International Fund

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018

The Funds file their complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-887-4KGI; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018
(Unaudited)

Dear Fellow Shareholders:

Kopernik Global Investors is designed to put investor interests first. Using the same philosophy and process that our Chief Investment Officer, David Iben, has evolved over his 37-year career, we are committed to: maintaining a manageable size of assets under management; significant employee investment in the funds; employee ownership of the firm; adherence to our time-tested, common sense investment process; independent thought in an increasingly group-think, high-correlation investment world; and a commitment to investing at a significant discount to our calculated risk adjusted-intrinsic value. We view these attributes as indispensable for our goal of generating excess returns perhaps especially the size of assets under management. The outcome of this process is an idiosyncratic portfolio of what we believe are good, but misunderstood companies.

November 1, 2018 marked the 5-year anniversary of the Kopernik Global All-Cap Fund (the “Global All-Cap Fund”). By October 31, 2018, the Global All-Cap Fund had net assets of $1.04 billion. The Global-All Cap Fund has been closed to new investors since March 31, 2017, which allowed for existing shareholders and certain eligible investors to continue to invest additional money in the Global All-Cap Fund. Following the massive mark-down in the price of many value stocks globally, some of our intermediary clients requested that we reopen the Global All-Cap Fund to their clients who joined after the soft close. Since we agree that our opportunity set has enlarged and improved, and because we are sympathetic to their desire to buy our funds at current levels, we have reopened the Global All-Cap Fund effective October 11, 2018. This is likely to be a short-term situation as we plan to re-implement the soft close when value stocks rebound or when significant assets are added to the Fund. This is consistent with our pledge to keep Kopernik’s assets under management at an optimal level, both on the firm and vehicle/client level. By soft closing at a level well below what we can easily manage, we reduce the chance of needing to hard close in the future. Our overall assets, including advisory only assets, are now approximately $3.3 billion. The Kopernik International Fund was launched on June 30, 2015, and marked its 3-year anniversary. It has been steadily growing, and as of October 31, 2018, had net assets of approximately $128 million. Thank you for all for your support!

For investment management companies that believe that value matters, it has been one of the most difficult environments ever, even surpassing the early 1970s and late 1990s. The current market is extremely bifurcated largely due to the popular practice of indexation, passive investing and the use of exchange traded funds (“ETF”). More than $5.3 trillion, since the Great Financial Crisis of 2007, has found its way into index funds. Passive funds now own 16.2% of S&P 500 companies, compared to 4.6% in 2005. A flood of assets this size has generally forced the ETF constructors to focus on the largest companies with the most trading liquidity in order to accommodate the torrents of money. The sheer weight of this amount of money pouring into the limited number of large and liquid companies has distorted prices to an extreme degree. Passive funds arguably deserve a place in an investor’s portfolio. They are low cost, liquid, and tax efficient. However, they do carry risks, not unlike any financial asset. The biggest risk is that ETFs, and other tracking products, don’t take

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018
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into account the most important aspect of investing: valuation. In fact, since they take into account how large a company is within the index, they are, in fact, anti-value: companies become a bigger part of portfolios as they rise to more expensive levels. Companies that are left outside of the major indexes are dumped at depressed prices by many active managers who scramble to meet redemptions by investors flocking to the index funds. When the market is too excited about a particular sector, money gets sucked out of other areas of the market, creating opportunities for the long-term, active investors to find good bargains. Especially when faced with the challenging market conditions, it is important to remain steadfast in our belief in value investing. This bifurcated market has allowed us to buy great companies that are offered at distressed prices. In fact, there are many investment ideas in the public market that look interesting. Some are exciting, while many others are less interesting than they appear at first. Our assessment of value is focused on thoroughly understanding the underlying business, identifying key industry characteristics and risks, and more importantly, risk-adjusting the intrinsic value to account for various risks that could prevent intrinsic value from materializing in the future. We buy securities at a price that offers a large discount to our risk-adjusted intrinsic value. This approach sounds straightforward, but practicing it requires enormous reserves of discipline, courage, and perseverance in the face of a market that constantly sends misleading messages. The optimal time to buy something is often when pessimism is at its maximum, as sellers are abundant and competition from other buyers is few and far between. To act in this manner requires a high degree of conviction in our positions. Nearly four decades of investing experience has demonstrated that our best investments have been those where conviction, based upon strong research-driven appraisals, have enabled us to stay the course in the face of extreme prejudice against an investment. We are willing to commit capital and be patient when we have a firm belief the upside is substantial relative to the downside and worth waiting for.

This process has led to portfolios that are currently well positioned. Our funds own: the world’s two largest, and we believe, well-managed, uranium mining companies, plus three other uranium companies with meaningful reserves; a collection of companies that are endowed with large gold reserves (well diversified across countries, regions, management teams, currencies, geologies, and market cap, etc.); several premier global trading franchises; two dominant hydroelectric power companies; oligopolistic railway operators and other transportation franchises; agricultural companies owning rich top-soil across the globe; and an assortment of other attractively priced business which you are unlikely to find in many other portfolios. We own these world-class businesses at very attractive valuations. Your portfolios, in aggregate, are selling at a significant discount to book value. In other words, each portfolio would appreciate substantially if the market merely returned to book value. Often companies are worth more than their historic accounting value. The funds could appreciate significantly if/when the market comes around to the values to which our analyst team has appraised these companies.

Navigating manic markets is not easy for us or for you. With this in mind, we have built a team of three-dozen professionals. They are here to provide the solid, logical research required to stay the course during tough times. We have built a team of investor relations professionals committed to providing you with a thorough understanding of what we do, and

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018
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more importantly, how we do it and why. This, we hope is helpful to you, as well, as you navigate this fascinating, wild, investment environment. We have a very seasoned business and operations team dedicated to getting information to you timely, accurately, and effectively. They, in turn, work with our partner SEI Investments Company, providing middle- and back-office, mutual and private fund administration. We are dedicated to meeting the long-term investment needs of the Fund-holders, our fellow investors.

This is a fulfilling, interesting, and gratifying business. It is never more gratifying than now, when we can offer a very attractively valued portfolio, in an environment that generally offers a lot of risks and little prospect for returns. For more on why we perceive such an environment, you can read the quarterly call transcripts and viewpoints from our investment team on Kopernik’s website.

An important factor in the success of our investing strategy over the past several decades has been an investor base that is aligned with our approach, which is highly differentiated and thus not for everyone. We are incredibly grateful to you, our fellow investors, who have been with us the past five, very volatile, years. It’s a privilege for Kopernik to be entrusted with the important task of both protecting and growing your wealth. We take this responsibility seriously and work hard each day hunting for value in the global market.

On behalf of our all of our employees/owners, we are honored to serve you.

David B. Iben, CFA, Chief Investment Officer

Neda Yarich, President

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2018
(Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dear Fellow Shareholders:

Over the twelve-month period ended October 31, 2018, Kopernik Global All-Cap Fund (the “Fund”), Class I Shares and Class A Shares, returned -7.45% and -7.76%, respectively, compared to the MSCI All Country World Index (“MSCI ACWI”), which returned -0.52% during the same period. This followed positive returns in the previous year. On an annualized 3-year basis the Fund’s Class I Shares and Class A Shares, returned 11.29% and 11.03%, respectively, versus 7.74% for the MSCI ACWI. On an annualized since-inception basis, the Fund’s Class I Shares and Class A Shares returned 0.94% and 0.70%, respectively, versus 6.22% for the MSCI ACWI.

We are disappointed with the Fund’s performance over the past twelve months, which included an especially frustrating third quarter of 2018. The already bifurcated market reached new extremes as investors continued to overlook downtrodden value stocks and pour into momentum names like the FAANG’s (Facebook, Apple, Amazon, Netflix, and Alphabet’s Google). Amazingly, the already expensive S&P 500 Index rose another +5% during the year ended October 31, 2018. Market selloffs in January, March, and again in October seemed to be viewed as “buying opportunities” rather than red flags. The market bounced after each pocket of weakness. It seems to have become increasingly popular (and instantly gratifying) to purchase a company because it has the best technology, ecosystem, market share, brand, management, or country of domicile, with disregard for the security’s price. We find this behavior risky. Contrary to many, we are confident that there exists a price too high to pay – no matter how novel the company. Value is prerequisite in our process, and price is critical to harnessing that potential value. In our view, beloved momentum stocks like the FAANG cohort possess far more risk than potential upside, whereas true value stocks, which have experienced a decade long bear market, offer potential upside with lower than average risk. The past twelve months have been painful, but we are excited by the extreme dislocation between the market price and the inherent value of our portfolio of durable, tangible assets, which includes metal reserves, electricity distribution systems, farmland, mobile service infrastructure, and others.

The Fund has long held substantial exposure to precious metals mining companies, and many of those holdings declined during the year. While the spot price of gold fell -4% over twelve months, to $1,200 per troy ounce, the gold miners continued their even steeper descent, with the GDX Gold Miner Index down -16%. We continue to view gold as profoundly underpriced compared to the incentive cost that would encourage adequate supply. Moreover, the gold miners trade at a historically wide discount to the already cheap precious metal. Said another way, gold owned by miners is selling at an anomalous discount to gold held above ground. Within our mining holdings, New Gold notably detracted as the stock fell -76% during the year. New Gold is an intermediate gold producer with assets in Canada and the United States. The stock sold off this summer when there was negative news on the grade of the company’s gold reserves. Despite this disappointing news, we remain positive on New Gold’s long-lived assets, which we estimate are worth many multiples of its share price. We added to our position on weakness.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2018
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Another precious metals company, Northern Dynasty, declined -76% for the year. Northern Dynasty owns the Pebble mine resource in Alaska’s Bristol Bay watershed, which is one of the largest undeveloped copper and gold resources in the world. Additionally, the mine is expected to have some of the lowest cash costs in the industry due to its polymetallic nature. The mine is near the world’s largest salmon fishery, and in 2014, we believe the Environmental Protection Administration (EPA) under the Obama administration overstepped its bounds by vetoing the project due to environmental concerns, before a mine plan was even submitted. In 2016, Northern Dynasty was up four times with the rest of the gold miners, and then rallied another four times when the new EPA under the Trump administration seemed potentially friendlier toward mining projects than previous leadership. We opportunistically trimmed Northern Dynasty on the market’s enthusiasm. In January of 2018, after hearing from stakeholders in the Bristol Bay region, the EPA released a statement indicating it would require more information on any environmental risk posed by mining projects in the area. Northern Dynasty’s stock dropped significantly. While it is disappointing that Northern Dynasty continues to face hurdles in its permitting process, this EPA has not indicated it will veto the Pebble mine project. In fact, since October 31, 2018, the stock has jumped over +50% after the election of a pro-development governor in Alaska. Amid market overreactions, we remain attracted to the valuable deposit. After heavily discounting Northern Dynasty’s resources for the risk of further development delays, we are enticed by the potential upside which could be a multiple of the current price. We added to Northern Dynasty on weakness, as we did with other miners such as Centerra Gold Inc., Turquoise Hill, and Newcrest Mining Ltd. As bottom-up investors, we are enticed by the fact that many of our gold mining stocks trade below their liquidation value (even at current, depressed gold prices). Furthermore, we estimate the gold price required to incentivize adequate future supply is roughly two-thirds higher than the current market price. We believe our mining companies have significant optionality to undervalued metals. As we have remarked before, this optionality seems grossly mispriced.

As with the precious metals mining companies, our put option on the S&P 500 Index detracted from performance. We purchased the put because it was one of the most attractive investment opportunities available at the time, with implied volatility at multi-year lows in the face of an exorbitantly priced U.S. stock market. While we were attracted to the cheapness of the put security from a bottom-up perspective, it is emblematic of the remarks we made above on the increasing global bifurcation between momentum and value stocks. FAANG stocks have led the S&P 500 Index higher with implied volatility low as investors complacently chase momentum. The put detracted for most of the year as the market continued its rally, but we rolled our position into new options with increasingly higher strike prices, allowing us to benefit from the S&P 500 Index’s subsequent -7% October selloff. As a result, our losses in the put option were limited to about -1.5% for the year. While the market gave up almost a year’s gains in October, we viewed the put as an attractive investment twelve months ago, when the S&P was at a similar level to its valuation at year-end. With implied volatility still low in conjunction with an expensive market, we continue to see significant risk-adjusted upside potential in the put option. We believe the Fund is well-positioned should the S&P decline further, an event that seems long overdue.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2018
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Likewise, results were negatively impacted by Rushydro, the largest hydro-electric generating company in Russia. The stock declined -39% for the year. Hydroelectric is arguably the cheapest and cleanest form of energy in existence, but Rushydro seems overly penalized for the risk associated with operating in Russia. Amid the U.S. sanctions on Russia and other sources of short-term volatility, we maintain our focus on investing in companies that trade significantly below their intrinsic value, which we discount for geopolitical (amongst other) risks. The Fund opportunistically added to Rushydro, which trades at less than half of book value and meaningfully below our estimate of the replacement cost of its assets. At current prices, we estimate we are well compensated for the associated geopolitical risk.

Another headwind was Diebold Nixdorf, which provides automatic teller machines and point of sale terminals for retail stores. Diebold declined -80% during the year. Diebold’s margins have been lower than cyclically expected, and the stock dropped meaningfully on news that margins had further deteriorated. Following this share price move, the remaining shareholders of Diebold Nixdorf AG, a subsidiary the company acquired in 2015, exercised their put option on their Diebold shares (12.9% of the shares outstanding). This event further pressured Diebold’s financial position, as the company took on very expensive debt to pay the $380 million required to buy its shares above where they were trading. Although Diebold now has increased risk, we continue to be attracted to the potential upside, given Diebold’s oligopoly in a seemingly durable industry. We continue to monitor Diebold’s liquidity.

On the positive side, several of our energy holdings contributed to the Fund’s annual performance. MEG Energy returned +80% for the year. MEG has a large resource base of Canadian oil sands with long lives. The stock increased +60% after receiving a hostile bid to be acquired by Husky Energy Inc. in a combination of Husky shares and cash that valued MEG at 11.00 Canadian dollars per share. Husky’s offer seems opportunistic, as West Texas Intermediate (WTI) oil prices increased +18% during the year while Canadian oil companies like MEG are suffering from historically wide discounts to WTI. Despite the global oil recovery, Canadian oil traded near lows of $22 per barrel at year-end. This markdown compared to WTI is mostly due to pipeline disruptions in the face of continued production growth. By our calculation, Husky’s offer undervalues MEG’s resources, especially to a strategic buyer like Husky. We have trimmed MEG on strength but maintain a sizeable position as MEG continues to trade below our estimate of its risk-adjusted value. Another large energy holding, Cameco Corp., was up +33% for the year. Cameco produces about 25% of the world’s mined uranium from three mines in Canada and Kazakhstan. During the year the spot price of uranium bounced +40%. While this rally positively impacted our uranium holdings, we still expect material upside to the uranium price, which is at an 80% markdown from its previous peak. Additionally, Cameco won a major tax-related victory over the Canadian government. Instead of paying a fine that was estimated to be anywhere between $400 million (mm) and $2 billion, Cameco will pay nothing (the Canadian government has appealed the decision). We have trimmed Cameco on strength this year but have maintained a large position due to our long-term positive view on uranium supply and demand fundamentals in the context of growing nuclear power consumption.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2018
(Unaudited)

Elsewhere in the nuclear power supply chain, Electricite de France SA (“EDF”) increased +32%. EDF is a French utility that owns the world’s largest fleet of nuclear power reactors. EDF is one of the lowest carbon dioxide emitting utilities in the world, with a capacity mix of 54% nuclear, 23% thermoelectric, and 22% hydro and other renewables. In late summer of 2018, France’s Ecological Minister resigned. He was known to have a long-term goal of reducing France’s dependence on nuclear power. EDF rebounded and we opportunistically trimmed our position, although EDF remains a top holding, as the stock continues to trade below our estimate of the replacement value of its assets. Since the mutual fund year-end, there has been increasing attention on France’s long-term energy policy and a potential reduction in nuclear dependency. French President Emmanuel Macron recently ordered EDF to close four to six reactors by 2030. A shift away from nuclear energy in France would be discouraging, but we are skeptical that current talks will affect a material reduction in nuclear energy in a country that generates 80% of its electricity from nuclear fuel. While many are still cautious on nuclear reactors in the wake of the Fukushima tsunami, as we have articulated before, such reservations seem overdone. We anticipate nuclear fuel remaining the lowest cost source of electricity, with increasingly attractive zero carbon emitting technology. Furthermore, the proposed number of closures is only roughly 7-10% of EDF’s French fleet and the deadline for closure is distant. We maintain our bullish view on nuclear power and continue to see risk-adjusted upside in EDF, who also generates renewable electricity.

Gazprom PAO, also a large position, contributed nicely as the stock returned +16%. Gazprom is the largest producer of natural gas in the world, and gas prices rebounded during the year. Gazprom has reserves over three times those of its next biggest non-government competitor, Exxon. It has a monopoly on gas exports from Russia and is one of the main suppliers of gas to Europe, with about 25% market share. We are attracted to Gazprom’s low-cost reserves, which should provide many years of profitable production, and the company’s expanding share in a growing natural gas market. We have trimmed Gazprom on strength but have kept a sizeable position as we think the stock continues to discount huge economic losses due to potential Russian government interference. We view such interference as more than priced in to Gazprom shares.

Elsewhere, we steadfastly held and added to holdings over the year that we have long regarded as undervalued and took advantage of the increased global market bifurcation to buy new positions in cheap stocks. We added: Range Resources, Crescent Point, China Mobile, China Telecom, International Tower Hill, Polyus, Yellow Cake, Halkbank, Emlak Konut, Hemas, and Hankook Tire Worldwide Co.

We purchased Range Resources, an independent exploration and production company, primarily producing natural gas in Northern Louisiana and in the Marcellus Basin in Southwest Pennsylvania. The company owns a vast, long-lasting resource. It is a relatively low-cost operator, benefitting from advances in fracking technology. Based on our long-term estimated incentive price for natural gas, we paid a small fraction of what the company’s gas reserve is worth. We also initiated a position in Crescent Point Energy, a Canadian exploration and production company operating in the U.S. and Canada. Crescent Point has reserves of high-

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ALL-CAP FUND
OCTOBER 31, 2018
(Unaudited)

quality oil with long lives, in areas with good transportation infrastructure. At half of its book value, Crescent Point trades well below our estimate of its net asset value. We believe we are well compensated for the risk of continued low Canadian oil prices.

Another new position, China Mobile, is the largest mobile phone operator in the world with more than 800 million subscribers. We are attracted to the company’s scale advantage over competitors. At a low teens price-to-earnings ratio, we think the market under-appreciates China Mobile’s franchise value, which seems to be solidified by scale, strong brand, superior technology, and leading share in a large and growing market. We also added China Telecom to the portfolio. The company is the monopoly fixed line telecom and broadband provider in the north of China, and #2 mobile telecom provider in China with 27% of the mobile service market share. We are attracted to the fact that China Telecom operates in a stable 3-competitor market and can increase operating margins due to the relatively low revenue per user in China as compared to world averages. Our valuation is based on normalized earnings. Additionally, we believe there is potential upside associated with China Telecom’s 22.3% ownership in China Tower, which could represent up to 25% of China Telecom’s market capitalization.

Additionally, we bought International Tower Hill, a Canadian-based gold exploration company. It has 100% ownership of the Livengood Gold Project near Fairbanks, Alaska. The project contains 11 million ounces of gold. We are attracted to the large gold resource that is well drilled out, located in central Alaska with no environmental issue expected, and close to existing infrastructure. Our gold optionality valuation model suggests that at current market prices, the shares offer potential upside, on a risk-adjusted basis. We also added Polyus, the largest gold producer in Russia and the world’s second largest gold company by reserves. It is also one of the lowest cost producers globally due largely to the high grade of its deposits. Since many of its mines are in production already, there is reduced geological and capex inflation risk. Our resource valuation suggests Polyus shares offer a risk-adjusted upside that could be a multiple of the current price. We also purchased Yellow Cake, a newly formed company based in the United Kingdom. Like Uranium Participation, an existing holding, Yellow Cake purchases uranium for investment purposes. As we have expressed previously, we think uranium’s supply and demand outlook offer risk-adjusted upside.

Other new positions include Halkbank, a Turkey domiciled bank that provides banking products and services to a range of customers including tradesmen, small- to medium-sized enterprises (SME) and large corporations. The Turkish government is the largest shareholder with 51% ownership. It is the 6th largest bank in Turkey and a leading SME focused franchise. We note that Turkey is a relatively underleveraged country in terms of total loans to Gross Domestic Product (GDP) and public debt to GDP ratios. While recent political turmoil in Turkey concerns us, our acquisition price of less than 40% of book value appears to more than compensate us for the geopolitical (among other) risk factors. Elsewhere in Turkey, we initiated a position in Emlak Konut Gayrimenkul Yatiri (“Emlak”). Emlak buys land in good locations at competitive prices from The Mass Housing Administration of Turkey (TOKI), which receives land directly from the Turkish government. We are attracted to the fact that Emlak trades at a fraction of its book value, and we estimate that we are more than compensated for the

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ALL-CAP FUND
OCTOBER 31, 2018
(Unaudited)

geopolitical risk related to Turkey. We also added Hemas, a conglomerate in Sri Lanka with healthcare, luxury hotel, and transportation businesses. We see potential upside in Hemas on an enterprise value-to-sales valuation, given its leading domestic share in healthcare, pharmaceutical distribution, and personal care products. Wrapping up new names, we bought a small position in Hankook Tire Worldwide Co., a Korean holding company that owns 30% of Hankook Tire Co., a mid-tier leader in both the original equipment manufacturer (OEM) and re-tire markets. The automotive supply chain could face secular and cyclical pressure, but we found Hankook attractive because it seemed overly discounted on price-to-earnings (normalized) and price-to-book, and it is involved in businesses other than the potentially pressured automotive industry.

Finally, we exited certain names on strength to deploy capital toward more attractive opportunities. Eliminated positions include: Marathon Oil Corp., Yandex NV, Masan Group Corp., Consol Energy, Inc., SJM Holdings Ltd., Hua Hong Semiconductor, Ltd., Kroger, Mail.Ru Group, Ltd., Royal Gold, Inc., Sandstorm Gold, Ltd., Dundee Precious Metals, Inc., Pandora Media Inc., Novagold Resources, Inc., Guoco Group, Ltd., Lukoil PJSC, and Barrick Gold Corp. The Fund took profits on all but one of these sales.

To conclude, we remain committed to our process of fundamental, bottom-up research and our philosophy of value as prerequisite, especially as the increasingly bifurcated market has seemed to continue to favor momentum. We appraise what a business is worth and are acutely aware of price and risk-adjusted upside. Meanwhile, many have seemingly cast aside traditional valuation metrics like price-to: book, earnings (normalized), sales, replacement value, liquidation value, GDP, and cash flow in favor of paying any price for popular companies that capitalize ideas instead of tangible assets. After another year of value being out of favor as the second longest rally in market history continues, we are excited that this market has offered us certain valuable, tangible assets at a steep discount. This discounted portfolio augurs a potentially compelling future.

As always, we appreciate your continued support.

Kind Regards,

Kopernik Global Investors, LLC

Definition of Comparative Indices

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

S&P 500 Index is an American stock market index that tracks the 500 most widely held common stocks listed on the New York Stock Exchange or NASDAQ and captures approximately 80% coverage of available U.S. market capitalization. The Index seeks to represent the entire U.S. stock market by reflecting the risk and return of all large-cap companies.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2018
(Unaudited)

Dear Fellow Shareholders:

Over the twelve-month period ended October 31, 2018, Kopernik International Fund (the “Fund”), Class I Shares, returned -3.83%, compared to the MSCI All Country World ex-U.S. Index (“MSCI ACWI ex-U.S.”), which returned -8.24% during the same period. On an annualized 3-year and annualized since-inception basis, the Fund’s Class I Shares, returned 7.90% and 4.61%, respectively, versus 4.37% and 2.13% for the MSCI ACWI ex-U.S.

We are disappointed that the Fund declined in value over the past twelve months, which included a particularly frustrating third quarter of 2018. The already bifurcated market reached new extremes as investors continued to overlook downtrodden value stocks and pour into momentum names like the FAANG’s (Facebook, Apple, Amazon, Netflix, and Alphabet’s Google). It seems to have become increasingly popular (and instantly gratifying) to purchase a company because it has the best technology, ecosystem, market share, brand, management, or country of domicile, with disregard for the security’s price. We find this behavior risky. Contrary to many, we are confident that there exists a price too high to pay – no matter how novel the company. Value is prerequisite in our process, and price is critical to harnessing that potential value. In our view, beloved momentum stocks like the FAANG cohort possess far more risk than potential upside, whereas true value stocks, which have experienced a decade long bear market, offer potential upside with lower than average risk. Our past twelve month’s return was underwhelming on an absolute basis, but we are excited by the extreme dislocation between the market price and the inherent value of our portfolio of durable, tangible assets, which includes metal reserves, electricity distribution systems, farmland, mobile phone service infrastructure, and more.

The Fund has long held substantial exposure to precious metals mining companies, and many of those holdings declined during the year. While the spot price of gold fell -4% over twelve months, to $1,200 per troy ounce, the gold miners continued their even steeper descent, with the GDX Gold Miner Index down -16%. We continue to view gold as profoundly underpriced compared to the incentive cost that would encourage adequate supply. Moreover, the gold miners trade at a historically wide discount to the already cheap precious metal. Said another way, gold owned by miners is selling at an anomalous discount to gold held above ground. Within our mining holdings, New Gold Inc. notably detracted as the stock fell -76% during the year. New Gold is an intermediate gold producer with assets in Canada and the United States. The stock sold off this summer when there was negative news on the grade of the company’s gold reserves. Despite this disappointing news, we remain positive on New Gold’s long-lived assets, which we estimate are worth many multiples of its share price. We added on weakness. Barrick Gold Corp., another gold mining company, also hurt the Fund’s annual return, as the stock fell -32% during the year. Barrick announced a merger with Randgold, using its undervalued shares to buy one of the best performing gold companies. Additionally, Barrick’s Pascua-Lama reserves were reclassiﬁed as resources, to which we attribute a lower value compared to reserves due to the increased uncertainty of being realized. Given these fundamental changes, Barrick no longer traded at as a compelling a discount compared to other opportunities. We eliminated our holding on strength after the merger was announced

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2018
(Unaudited)

and we rotated into more attractive precious metal companies.

Other headwinds for the year include Lenta Ltd., a Russian food retailer, which decreased -43%. We continue to believe Lenta offers compelling risk-adjusted potential upside and we added on weakness. In the fragmented Russian food retailer industry, we think Lenta, as a large player, stands to continue taking share as the industry consolidates. Amid the U.S. sanctions on Russia and other sources of short-term volatility, we remain focused on investing in companies that trade significantly below our calculated intrinsic value, which we discount for geopolitical (amongst other) risks. We used the weakness to add to Lenta. Elsewhere in emerging markets, Golden Agri-Resources, decreased -35%. Golden Agri is the largest palm oil plantation company in Indonesia. Golden Agri trades well below our estimate of risk-adjusted intrinsic value. We have added on weakness this year, as palm oil supply and demand dynamics continue to seem favorable.

While we are disappointed with the Fund’s negative absolute return over the past year, we are encouraged by names that contributed positively, especially in the context of an increasingly bifurcated market that continued to favor momentum. MEG Energy Corp. returned +80% for the year. MEG has a large resource base of Canadian oil sands with long lives. The stock increased +60% after receiving a hostile bid to be acquired by Husky Energy Inc. in a combination of Husky shares and cash that valued MEG at 11.00 Canadian dollars per share. Husky’s offer seems opportunistic, as West Texas Intermediate (WTI) oil prices increased +18% during the year while Canadian oil companies like MEG are suffering from historically wide discounts to WTI. Despite the global oil recovery, Canadian oil traded near lows of $22 per barrel at year end. This markdown compared to WTI is mostly due to pipeline disruptions in the face of continued production growth. By our calculation, Husky’s offer undervalues MEG’s resources, especially to a strategic buyer like Husky. We have trimmed MEG on strength but maintain a sizeable position as MEG continues to trade below our estimate of its risk-adjusted value.

Another large energy holding, Cameco Corp., was up +33% for the year. Cameco produces about 25% of the world’s mined uranium from three mines in Canada and Kazakhstan. During the year, the spot price of uranium bounced +40%. While this rally positively impacted our uranium holdings, we still predict material upside to the uranium price, which is at an 80% markdown from its previous peak. Additionally, Cameco won a major tax-related victory over the Canadian government. Instead of paying a fine that was estimated to be anywhere between $400 million (mm) and $2 billion, Cameco will pay nothing (the Canadian government has appealed the decision). We have trimmed Cameco on strength this year but have maintained a large position due to our long-term positive view on uranium supply and demand fundamentals in the context of growing nuclear power consumption.

Our put option on the ETF that tracks the MSCI Emerging Markets Index had a positive impact on returns as a new addition to the portfolio this year. A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. Profit on a put option materializes as the index declines (below the level specified in the contract before the option expires, minus the premium paid upfront). Our payoff on the put materializes as the index declines before option expiration

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
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(Unaudited)

(below the level specified in the contract). We would argue that when stocks are expensive after a big multi-year run, the implied volatility should be high, but instead implied volatility is near multi-year lows. Implied volatility approached 100 in 2008, whereas the put option we purchased had an implied volatility less than 20. From a bottom-up perspective, with implied volatility still low in conjunction with an expensive market, we continue to see potential risk-adjusted upside in the put option. The top 10 positions in the index are dominated by the Chinese technology and “zombie” state-owned banks that, as a group, are weighted at more than a quarter of the index and trade at expensive valuations – about 27 times earnings and 8 times enterprise value-to-sales when we purchased the put. While the put contributed as the MSCI Emerging Markets Index sold off -15% this year, we are still attracted to the put at these levels, given the option market continues to price in low volatility.

Another tailwind for the Fund this year was Gazprom PAO, a large holding that returned +16%. Gazprom is the largest producer of natural gas in the world, and gas prices rebounded during the year. Gazprom has reserves over three times those of its next biggest non-government competitor, Exxon. It has a monopoly on gas exports from Russia and is one of the main suppliers of gas to Europe, with about 25% market share. We are attracted to Gazprom’s low-cost reserves, which should provide many years of profitable production, and the company’s expanding share in a growing natural gas market. We have trimmed Gazprom on strength but have kept a sizeable position as we think the stock continues to discount economic losses due to potential Russian government interference. We view such interference as more than priced in to Gazprom shares.

As with our addition of the put option, we took advantage of increasing bifurcation to initiate positions in other out-of-favor names. We purchased Turkiye Halk Bankasi (“Halkbank”), China Mobile Ltd., Polyus PJSC, Magnit PJSC, and Ivanhoe Mines, Ltd.

Halkbank is a Turkey-domiciled bank that is the 6th largest bank in Turkey and a leading small- to medium-sized enterprise (SME) focused franchise. The Turkish government is the largest shareholder with 51% ownership. We note that Turkey is a relatively underleveraged country in terms of total loans to Gross Domestic Product (GDP) and public debt to GDP ratios. While recent political turmoil in Turkey concerns us, our acquisition price of less than 40% of book value appears to more than compensate us for the geopolitical (among other) risk factors. Another new position, China Mobile, is the largest mobile phone operator in the world with more than 800 million subscribers. We are attracted to the company’s scale advantage over competitors. At a low teens price-to-earnings ratio, we think the market under-appreciates China Mobile’s franchise value, which seems to be solidified by scale, strong brand, superior technology, and leading share in a large and growing market.

We also added Polyus, the largest gold producer in Russia and the world’s second largest gold company by reserves. It is also one of the lowest cost producers globally due largely to the high grade of its deposits. Since many of its mines are in production already, there is reduced geological and capex inflation risk. Our resource valuation suggests Polyus shares offer a risk-adjusted upside that could be a multiple of the current price. We initiated a position in Magnit, a large Russian food retailer. Like Lenta mentioned above, Magnit is a large player

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(Unaudited)

that we think should grow share as the industry consolidates. The stock is down -80% from its high 5 years ago and trades at 13 times earnings and 0.6 times enterprise value to revenue. We view Magnit as having attractive potential risk-adjusted upside. Finally, we purchased Ivanhoe Mines, an exploration and development company that discovered two world class assets: Platreef, a South African platinum project, and Kamoa-Kakula, the world’s largest undeveloped high-grade copper deposit located in the Democratic Republic of Congo (DRC). Based on our valuation of Ivanhoe’s world-class reserves, we estimate that the valuation could be a multiple of the current price. This estimate comes after adjusting for risk, including those associated with operating in the DRC and South Africa.

Finally, we took profits on several positions to deploy capital toward more attractive opportunities. We exited the following names on strength: Hua Hong Semiconductors, Ltd., Masan Group Corp., Immofinanz AG, Baidu, Inc., Japan Steel Works, Ltd., KBR, Inc., Guoco Group, Ltd., and Barrick Gold Corp.

To conclude, we remain committed to our process of fundamental, bottom-up research and our philosophy of value as prerequisite, especially as the increasingly bifurcated market has continued to favor momentum. We appraise what a business is worth and are acutely aware of price and risk-adjusted upside. Meanwhile, many have seemingly cast aside traditional valuation metrics like price-to: book, earnings (normalized), sales, replacement value, liquidation value, GDP, and cash flow in favor of paying any price for popular companies that capitalize ideas instead of tangible assets. After another year of value being out of favor as the second longest rally in market history continues, we are excited that this market has offered us certain valuable, tangible assets at a steep discount. This discounted portfolio augurs a potentially compelling future.

We appreciate your continued support.

Kind Regards,

Kopernik Global Investors, LLC

Definition of Comparative Index

MSCI All Country World Index ex-US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World ex-US Index captures large and mid-cap representation across 22 developed (excluding the United States) and 23 emerging market country indexes.

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Growth of a $1,000,000 Investment

	Annualized Total Return for the Periods Ended October 31, 2018(1)
	One Year Return	Three Year Return	Annualized Inception to Date*
Class A Shares, with load**	-13.08%	8.85%	-0.49%
Class A Shares, without load**	-7.76%	11.03%	0.70%
Class I Shares	-7.45%	11.29%	0.94%
MSCI All Country World Index	-0.52%	7.74%	6.22%

*	Commenced operations on November 1, 2013.
**	Refers to the individual maximum sales charge of 5.75%.
^	The graph is based on Class I Shares only; performance for Class A Shares would have been lower due to differences in fee structures.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
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OCTOBER 31, 2018
(Unaudited)

Growth of a $1,000,000 Investment

	Annualized Total Return for the Periods Ended October 31, 2018(1)
	One Year Return	Three Year Return	Annualized Inception to Date*
Class I Shares	-3.83%	7.90%	4.61%
MSCI All Country World ex-US Index	-8.24%	4.37%	2.13%

*	Commenced operations on June 30, 2015.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 13.

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ALL-CAP FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 90.4%	Shares	Value
AUSTRALIA — 4.2%
Newcrest Mining, Ltd.	2,987,407	$43,601,126

AUSTRIA — 0.5%
IMMOFINANZ AG *	204,990	4,889,725

BRAZIL — 3.0%
BrasilAgro - Brasileira de Propriedades Agricolas	815,900	3,113,202
Centrais Eletricas Brasileiras SA *	4,527,351	28,406,192

		31,519,394

CANADA — 30.0%
Bear Creek Mining Corp. * (A)	1,363,480	1,325,728
Cameco Corp.	4,285,886	45,944,698
Centerra Gold, Inc. * (A)	5,616,936	21,930,989
Crescent Point Energy Corp.	1,518,622	7,175,228
Denison Mines Corp. * (A)	10,407,862	6,561,985
Dundee Corp., Cl A * (A)	2,419,423	2,720,002
Dundee Precious Metals, Inc. *	2,175,031	5,683,548

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued	Shares	Value
CANADA — continued
Fission Uranium Corp. * (A)	9,946,000	$5,061,962
Gabriel Resources, Ltd. *(B)	5,631,603	1,390,308
Goldcorp, Inc.	427,218	3,853,506
International Tower Hill Mines *	3,761,135	1,786,539
Ivanhoe Mines, Ltd., Cl A *	2,526,475	4,759,511
Kinross Gold Corp. *	2,678,790	6,938,066
Lundin Gold, Inc. *(B)	3,740,011	13,295,797
MEG Energy Corp. *	3,568,612	28,544,558
New Gold Inc. * (A)	17,251,368	13,628,581
NexGen Energy, Ltd. * (A)	9,576,821	19,641,777
Northern Dynasty Minerals, Ltd. (CAD) * (A)	5,999,698	2,825,639
Northern Dynasty Minerals, Ltd. (USD) * (A)	2,736,866	1,337,780
Novagold Resources, Inc. *	1,097,153	4,421,527
Seabridge Gold * (A)	1,535,997	19,415,086
Sprott, Inc. (A)	9,739,586	22,269,098
Tahoe Resources, Inc. *	2,532,384	5,982,540
Turquoise Hill Resources, Ltd. *	11,867,479	20,293,389
Uranium Participation Corp. * (A)	7,102,833	24,495,318
Wheaton Precious Metals	1,376,764	22,620,232

		313,903,392

CHINA — 5.2%
China Mobile Ltd.	1,862,000	17,404,420
China Telecom, Cl H	15,182,000	7,163,193
China Yurun Food Group, Ltd. *	9,820,000	776,388
Guangshen Railway Co., Ltd., Cl H (A)	31,329,003	11,705,504
NVC Lighting Holding, Ltd.	38,064,203	2,475,500
PAX Global Technology, Ltd. (A)	29,541,000	14,540,804

		54,065,809

FRANCE — 2.8%
Electricite de France SA	1,763,367	29,319,879

The accompanying notes are an integral part of the financial statements.

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ALL-CAP FUND
OCTOBER 31, 2018

COMMON STOCK — continued	Shares	Value
GREECE — 2.0%
Diana Shipping, Inc. * (A)	2,939,350	$11,198,924
Tsakos Energy Navigation, Ltd. (A)	2,850,515	9,406,700

		20,605,624

HONG KONG — 0.2%
Luks Group Vietnam Holdings Co., Ltd. (B)	6,675,000	1,778,990

JAPAN — 7.6%
Japan Steel Works, Ltd.	202,563	4,299,538
Kamigumi Co., Ltd.	441,750	9,137,630
Kurita Water Industries, Ltd.	68,600	1,691,974
Mitsubishi Corp.	769,500	21,686,622
Mitsui & Co., Ltd.	1,629,200	27,224,324
Organo Corp. (A)(B)	389,000	10,825,187
West Japan Railway Co.	75,800	5,090,057

		79,955,332

LEBANON — 0.1%
Solidere GDR *	174,732	1,193,420

RUSSIA — 14.7%
Etalon Group, Ltd. GDR (A)	6,156,489	14,190,707
Federal Grid Unified Energy System PJSC	11,459,917,041	26,667,227
Gazprom PAO *	3,722,396	8,803,176
Gazprom PJSC ADR	6,291,486	29,809,061
Lenta GDR *	2,501,540	8,955,513
Moscow Exchange MICEX-RTS PJSC *	5,347,523	7,150,093
Polyus PJSC GDR	230,313	7,059,093
Protek PJSC (B)	2,742,777	3,300,178
RusHydro PJSC	1,854,040,419	15,505,340
RusHydro PJSC ADR	16,293,459	12,774,072
Sberbank of Russia PJSC	6,894,250	19,904,603

		154,119,063

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
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OCTOBER 31, 2018

COMMON STOCK — continued	Shares	Value
SINGAPORE — 2.7%
Golden Agri-Resources, Ltd.	155,785,600	$28,679,441

SOUTH AFRICA — 3.0%
Gold Fields, Ltd.	2,224,582	5,909,599
Impala Platinum Holdings, Ltd. *	13,761,761	25,373,320

		31,282,919

SOUTH KOREA — 6.0%
Hankook Tire Worldwide	160,767	2,384,242
Hyundai Motor Co.	165,215	15,440,654
Korea Electric Power ADR	42,584	509,305
KT Corp.	552,483	13,866,012
KT Corp. ADR	2,210,760	30,596,918

		62,797,131

SRI LANKA — 0.2%
Hemas Holdings (B)	3,990,379	1,931,562

TURKEY — 1.0%
Emlak Konut Gayrimenkul Yatirim Ortakligi REIT	17,214,121	5,143,048
Turkiye Halk Bankasi	4,515,617	4,984,499

		10,127,547

UKRAINE — 2.7%
Astarta Holding NV * (A)(B)	556,459	4,350,565
Kernel Holding SA	428,215	5,479,420
MHP SA GDR (LSE Shares) (B)	1,560,702	18,338,249
MHP SA GDR (USD Shares) (B)	44,627	524,367

		28,692,601

UNITED KINGDOM — 0.7%
Yellow Cake * (A)	2,309,388	7,025,428

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2018

COMMON STOCK — continued		Shares	Value
UNITED STATES — 3.8%
Cloud Peak Energy, Inc. * (A)		2,655,654	$4,541,168
Diebold Nixdorf, Inc. (A)		1,759,431	6,861,781
Range Resources		1,801,552	28,554,599

			39,957,548

TOTAL COMMON STOCK
(Cost $1,042,736,883)			945,445,931

CONVERTIBLE BONDS — 1.3%		Face Amount

CANADA — 1.3%
Gabriel Resources, Ltd. 0.025%, 06/30/21 (B)(C)(D)(E)	CAD	15,950,000	13,449,941

INDIA — 0.0%
REI Agro, Ltd. 5.500%, 11/13/14 (B)(C)(D)(E)(F)	USD	723,000	—

TOTAL CONVERTIBLE BONDS
(Cost $14,817,321)			13,449,941

PREFERRED STOCK — 0.7%		Shares

GERMANY — 0.3%
Draegerwerk & KGaA, 0.900%		63,622	3,420,019

SOUTH KOREA — 0.4%
Hyundai Motor, 4.170%		68,520	4,257,133

TOTAL PREFERRED STOCK
(Cost $7,729,290)			7,677,152

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2018

WARRANTS — 0.1%	Number of Warrants	Value
CANADA — 0.1%
Gabriel Resources, Ltd., Expires 06/30/21*(B)(C)(D)(E)	11,428,804	$868,153

TOTAL WARRANTS
(Cost $–)		868,153

RIGHTS — 0.0%	Number of Rights
CANADA — 0.0%
Gabriel Resources, Ltd., Expires 06/30/21*(B)(C)(D)(E)	15,950	—

TOTAL RIGHTS
(Cost $–)		—

SHORT TERM INVESTMENT — 0.0%	Shares
Dreyfus Treasury Securities Cash Management Fund,
Cl Participant Shares, 1.630% (G)
(Cost $632)	632	632

PURCHASED OPTION — 3.4%
UNITED STATES — 3.4% *(H)

TOTAL PURCHASED OPTIONS
(Cost $10,388,618)		35,350,200

TOTAL INVESTMENTS— 95.9%
(Cost $1,075,672,744)		1,002,792,009

Other Assets and Liabilities, Net — 4.1%		43,184,732

NET ASSETS — 100.0%		$1,045,976,741

*	Non-income producing security.
(A)	Affiliated issuer - as defined under the Investment Company Act of 1940.
(B)	Securities considered illiquid. The total value of such securities as of October 31, 2018 was $70,053,297 and represented 6.7% of Net Assets.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
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OCTOBER 31, 2018

(C)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of October 31, 2018 was $14,318,094 and represented 1.4% of Net Assets.

(D)	Level 3 security in accordance with fair value hierarchy.
(E)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2018 was $14,318,094 and represents 1.4% of Net Assets.

(F)	Security in default on interest payments.
(G)	The rate reported is the 7-day effective yield as of October 31, 2018.
(H)	Refer to table below for details on Options Contracts.

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTION — 3.4%
Put Options
November 18 Puts on SPX*	1,916	$519,569,384	$2,890.00	11/16/18	$35,350,200

TOTAL PURCHASED OPTION
(Cost $10,388,618)		$519,569,384			$35,350,200

ADR — American Depositary Receipt

CAD — Canadian Dollar

Cl — Class

GDR — Global Depositary Receipt

LSE — London Stock Exchange

Ltd. — Limited

PJSC — Public Joint Stock Company

REIT — Real Estate Investment Trust

SPX — Standard & Poor’s 500 Index

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2018

The list of inputs used to value the Fund’s investments as of October 31, 2018 is as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$43,601,126	$—	$—	$43,601,126
Austria	4,889,725	—	—	4,889,725
Brazil	31,519,394	—	—	31,519,394
Canada	313,903,392	—	—	313,903,392
China	54,065,809	—	—	54,065,809
France	29,319,879	—	—	29,319,879
Greece	20,605,624	—	—	20,605,624
Hong Kong	1,778,990	—	—	1,778,990
Japan	79,955,332	—	—	79,955,332
Lebanon	1,193,420	—	—	1,193,420
Russia	154,119,063	—	—	154,119,063
Singapore	28,679,441	—	—	28,679,441
South Africa	31,282,919	—	—	31,282,919
South Korea	62,797,131	—	—	62,797,131
Sri Lanka	1,931,562	—	—	1,931,562
Turkey	10,127,547	—	—	10,127,547
Ukraine	28,692,601	—	—	28,692,601
United Kingdom	7,025,428	—	—	7,025,428
United States	39,957,548	—	—	39,957,548

Total Common Stock	945,445,931	—	—	945,445,931
Convertible Bonds	—	—	13,449,941	13,449,941
Preferred Stock
Germany	3,420,019	—	—	3,420,019
South Korea	4,257,133	—	—	4,257,133

Total Preferred Stock	7,677,152	—	—	7,677,152
Warrants	—	—	868,153	868,153
Rights‡	—	—	—	—
Short Term Investment	632	—	—	632
Purchased Option	35,350,200	—	—	35,350,200

Total Investments in Securities	$988,473,915	$—	$14,318,094	$ 1,002,792,009

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2018

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Convertible Bond	Warrants	Rights‡	Total
Beginning Balance as of November 1, 2017	$13,676,584	$974,474	$—	$14,651,058
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	—	—	—	—
Change in appreciation/ (depreciation)	(226,643)	(106,321)	—	(332,964)
Purchases	—	—	—	—
Sales	—	—	—	—
Amortization sold	—	—	—	—
Transfer into Level 3	—	—	—	—
Transfer out of Level 3	—	—	—	—

Ending balance as of October 31, 2018	$13,449,941	$ 868,153	$—	$14,318,094

Change in unrealized gains/ (losses) included in earnings related to securities still held at reporting date	$(226,643)	$ (106,321)	$—	$ (332,964)

Amounts designated as “—” are either $0 or have been rounded to $0.

‡ Rights are currently considered worthless and Level 3.

There were no transfers between Level 1, Level 2 and Level 3 assets for the year ended October 31, 2018.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2018

A summary of the Fund’s transactions in securities of affiliates for the year ended October 31, 2018 is set forth below:

Value 10/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 10/31/2018	Dividend Income

Astarta Holding NV
$ 4,710,436	$ 2,440,023	$ —	$ —	$ (2,799,894)	$ 4,350,565	$ —
Bear Creek Mining Corp.
2,060,915	—	—	—	(735,187)	1,325,728	—
Centerra Gold, Inc.
24,232,689	9,348,826	—	—	(11,650,526)	21,930,989	—
Cloud Peak Energy, Inc.
10,677,509	2,351,679	(2,741,800)	(348,540)	(5,397,680)	4,541,168	—
Denison Mines Corp.
4,228,112	53,423	—	—	2,280,450	6,561,985	—
Diana Shipping, Inc.
8,658,605	2,912,316	(175,806)	1,480	(197,671)	11,198,924	—
Diebold Nixdorf, Inc.
5,099,407	19,255,375	(286,699)	(1,276,684)	(15,929,618)	6,861,781	—
Dundee Corp., Cl A
5,926,189	—	—	—	(3,206,187)	2,720,002	—
Etalon Group, Ltd. GDR
8,540,948	11,881,977	—	—	(6,232,218)	14,190,707	1,182,400
Fission Uranium Corp.
4,268,258	57,490	—	—	736,214	5,061,962	—
Guangshen Railway Co., Ltd.
12,229,614	4,976,718	(714,666)	96,337	(4,882,499)	11,705,504	—
New Gold Inc.
12,003,098	28,258,542	—	—	(26,633,059)	13,628,581	—
NexGen Energy, Ltd.
10,270,472	14,039,374	(4,481,103)	(935,195)	748,229	19,641,777	—
Northern Dynasty Minerals, Ltd. (CAD)
11,951,960	—	—	—	(9,126,321)	2,825,639	—
Northern Dynasty Minerals, Ltd. (USD)
5,029,788	177,595	—	—	(3,869,603)	1,337,780	—
Organo Corp.
10,495,581	—	(231,417)	34,528	526,495	10,825,187	203,968
PAX Global Technology, Ltd.
11,356,744	5,806,913	(2,922,630)	(1,818,758)	2,118,535	14,540,804	359,127
Seabridge Gold
16,161,442	5,195,439	(1,591,104)	313,252	(663,943)	19,415,086	—
Sprott, Inc.
16,183,255	276	(160,431)	(23,051)	6,269,049	22,269,098	915,210
Tsakos Energy Navigation, Ltd.
11,032,850	1,578,127	(1,316)	(483)	(3,202,478)	9,406,700	534,995
Uranium Participation Corp.
19,324,815	—	—	—	5,170,503	24,495,318	—
Yellow Cake
—	6,057,729	—	—	967,699	7,025,428	—

Totals:
$ 214,442,687	$114,391,822	$(13,306,972)	$(3,957,114)	$ (75,709,710)	$235,860,713	$3,195,700

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 72.1%	Shares	Value
AUSTRALIA — 5.0%
Newcrest Mining, Ltd.	445,091	$6,496,091

BRAZIL — 1.9%
Centrais Eletricas Brasileiras SA *	396,360	2,486,902

CANADA — 21.6%
Cameco Corp.	576,522	6,180,315
Crescent Point Energy Corp.	340,022	1,606,546
Goldcorp, Inc.	218,460	1,970,509
Ivanhoe Mines, Cl A *	624,196	1,175,894
Kinross Gold Corp. *	438,862	1,136,653
MEG Energy Corp. *	384,262	3,073,629
New Gold Inc. * (A)	938,429	741,359
Novagold Resources, Inc. *	637,331	2,568,444
Turquoise Hill Resources, Ltd. *	1,799,493	3,077,133
Wheaton Precious Metals	375,102	6,162,927

		27,693,409

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2018

COMMON STOCK — continued	Shares	Value
CHINA — 5.7%
China Mobile Ltd.	247,500	$2,313,424
China Shenhua Energy Co., Ltd., Cl H	286,000	647,716
China Telecom, Cl H	3,400,000	1,604,193
Guangshen Railway Co., Ltd., Cl H	4,626,000	1,728,420
PAX Global Technology, Ltd. (A)	2,002,000	985,433

		7,279,186

FRANCE — 0.6%
Electricite de France SA	49,573	824,261

HONG KONG — 1.1%
K Wah International Holdings, Ltd.	1,762,000	795,399
SJM Holdings, Ltd.	722,000	582,796

		1,378,195

JAPAN — 2.4%
Inpex Corp.	65,500	754,351
Kamigumi Co., Ltd.	50,200	1,038,391
Mitsubishi Corp.	24,600	693,296
Mitsui & Co., Ltd.	38,500	643,344

		3,129,382

RUSSIA — 20.9%
Federal Grid Unified Energy System PJSC	269,908,542	628,077
Gazprom PAO *	2,344,817	5,545,310
Lenta GDR *	937,556	3,356,451
LSR Group PJSC	74,754	715,814
Lukoil PJSC	39,531	2,973,544
Magnit PJSC	23,957	1,308,269
Moscow Exchange MICEX-RTS PJSC *	1,807,081	2,416,221
Polyus PJSC GDR	140,669	4,311,505
RusHydro PJSC	247,529,063	2,070,086

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2018

COMMON STOCK — continued	Shares	Value
RUSSIA — continued
Sberbank of Russia PJSC	1,211,831	$3,498,715

		26,823,992

SINGAPORE — 2.5%
Golden Agri-Resources, Ltd.	17,701,500	3,258,768

SOUTH AFRICA — 1.6%
Gold Fields, Ltd.	374,202	994,067
Impala Platinum Holdings, Ltd. *	580,688	1,070,647

		2,064,714

SOUTH KOREA — 3.6%
Hyundai Motor Co.	9,706	907,103
Hyundai Motor Co. GDR	222	6,438
Korea Electric Power ADR	5,817	69,571
KT Corp.	193	4,844
KT Corp. ADR	259,216	3,587,549

		4,575,505

TURKEY — 1.4%
Turkiye Halk Bankasi	1,614,468	1,782,107

UKRAINE — 2.0%
MHP SA GDR	215,431	2,531,314

UNITED STATES — 1.8%
Royal Gold, Inc.	29,723	2,277,673

TOTAL COMMON STOCK (Cost $98,110,279)		92,601,499

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2018

PREFERRED STOCK — 1.0%	Shares	Value
SOUTH KOREA — 1.0%
Hyundai Motor 4.170%	20,837	$1,294,598

TOTAL PREFERRED STOCK (Cost $1,637,751)		1,294,598

U.S. TREASURY OBLIGATIONS — 31.2%	Face Amount
United States Treasury Bills (B)
2.169%, 11/23/18	$10,000,000	9,986,854
2.158%, 11/15/18	10,000,000	9,991,785
2.113%, 11/01/18	10,000,000	10,000,000
2.104%, 11/08/18	10,000,000	9,995,935

TOTAL U.S. TREASURY OBLIGATIONS (Cost $39,974,306)		39,974,574

SHORT TERM INVESTMENT — 0.9%	Shares
Dreyfus Treasury Securities Cash Management Fund, Cl Participant Shares, 1.630% (C) (Cost $1,148,939)	1,148,939	1,148,939

PURCHASED OPTION — 1.0%
UNITED STATES — 1.0% *(D)

TOTAL PURCHASED OPTIONS (Cost $1,014,977)		1,305,612

TOTAL INVESTMENTS— 106.2% (Cost $141,886,252)		136,325,222

Other Assets and Liabilities, Net — (6.2)%		(7,923,878)

NET ASSETS — 100.0%		$128,401,344

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2018

*	Non-income producing security.
(A)	Affiliated issuer - as defined under the Investment Company Act of 1940.
(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(C)	The rate reported is the 7-day effective yield as of October 31, 2018.
(D)	Refer to table below for details on Options Contracts.

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTION — 1.0%
Put Options
iShares MSCI Emerging Markets ETF*	6,594	$25,822,104	$41.00	11/16/18	$1,305,612

TOTAL PURCHASED OPTION (Cost $1,014,977)		$25,822,104			$1,305,612

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

GDR — Global Depositary Receipt

Ltd. — Limited

MSCI — Morgan Stanley Capital International

PJSC — Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2018

The list of inputs used to value the Fund’s investments as of October 31, 2018 is as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$6,496,091	$—	$—	$6,496,091
Brazil	2,486,902	—	—	2,486,902
Canada	27,693,409	—	—	27,693,409
China	7,279,186	—	—	7,279,186
France	824,261	—	—	824,261
Hong Kong	1,378,195	—	—	1,378,195
Japan	3,129,382	—	—	3,129,382
Russia	26,823,992	—	—	26,823,992
Singapore	3,258,768	—	—	3,258,768
South Africa	2,064,714	—	—	2,064,714
South Korea	4,575,505	—	—	4,575,505
Turkey	1,782,107	—	—	1,782,107
Ukraine	2,531,314	—	—	2,531,314
United States	2,277,673	—	—	2,277,673

Total Common Stock	92,601,499	—	—	92,601,499
Preferred Stock
South Korea	1,294,598	—	—	1,294,598

Total Preferred Stock	1,294,598	—	—	1,294,598
U.S. Treasury Obligations	—	39,974,574	—	39,974,574
Short Term Investment	1,148,939	—	—	1,148,939
Purchased Option	1,305,612	—	—	1,305,612

Total Investments in Securities	$96,350,648	$39,974,574	$—	$136,325,222

Amounts designated as “—” are either $0 or have been rounded to $0.

There were no transfers between Level 1, Level 2 and Level 3 assets for the year ended October 31, 2018.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2018

A summary of the Fund’s transactions in securities of affiliates for the year ended October 31, 2018 is set forth below.

Value 10/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 10/31/2018	Dividend Income

New Gold Inc.
$ 1,135,813	$ 1,952,634	$ (486,077)	$(1,379,273)	$ (481,738)	$ 741,359	$ —
PAX Global Technology, Ltd.
600,495	368,071	—	—	16,867	985,433	20,403

Totals:
$ 1,736,308	$ 2,320,705	$ (486,077)	$(1,379,273)	$ (464,871)	$ 1,726,792	$20,403

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES
	Kopernik Global All-Cap Fund	Kopernik International Fund
Assets:
Investments, at Value (Cost $763,185,324 and $139,600,548)	$766,931,296		$134,598,430
Affiliated Investments, at Value (Cost $312,487,420 and $2,285,704)	235,860,713		1,726,792
Cash	25,705,323		2,259,138
Foreign Currency, at Value (Cost $3,555,020 and $7)	3,555,723		7
Receivable for Capital Shares Sold	13,070,429		171,636
Dividend and Interest Receivable	1,496,769		162,432
Receivable for Investment Securities Sold	1,455,687		—
Reclaim Receivable	245,993		—
Prepaid Expenses	38,237		16,026

Total Assets	1,048,360,170		138,934,461

Liabilities:
Payable due to Adviser	807,499		105,792
Payable for Investment Securities Purchased	652,487		148,737
Payable for Capital Shares Redeemed	596,177		10,204,748
Payable due to Administrator	76,281		10,305
Distribution Fees Payable (Class A Shares)	11,344		—
Payable due to Trustees	5,814		778
Chief Compliance Officer Fees Payable	2,800		330
Other Accrued Expenses and Other Payables	231,027		62,427

Total Liabilities	2,383,429		10,533,117

Net Assets	$1,045,976,741		$128,401,344

Net Assets Consist of:
Paid-in Capital	$1,193,530,294		$133,601,610
Total Distributable Loss	(147,553,553)		(5,200,266)

Net Assets	$1,045,976,741		$128,401,344

Class A Shares:
Net Assets	$57,585,408	$	N/A
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	6,031,396		N/A
Net Asset Value Offering and Redemption Price, Per Share*	$9.55	$	N/A

Maximum Offering Price Per Share ($9.55/94.25%)	$10.13	$	N/A

Class I Shares:
Net Assets	$988,391,333		$128,401,344
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	103,765,105		11,357,690
Net Asset Value Offering and Redemption Price, Per Share	$9.53		$11.31

* Class A Shares are subject to a maximum contingent deferred sales charge of 0.75% if shares are redeemed within 18 months of purchase.

N/A — not applicable

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2018

STATEMENTS OF OPERATIONS
	Kopernik Global All-Cap Fund	Kopernik International Fund

Investment Income:
Dividends	$20,491,403	$1,960,301
Dividends from Affiliated Investments	3,195,700	20,403
Interest	916,542	564,890
Less: Foreign Taxes Withheld	(2,588,173)	(235,763)

Total Investment Income	22,015,472	2,309,831

Expenses:
Investment Advisory Fees	10,609,811	1,048,543
Administration Fees	980,190	97,044
Distribution Fees (Class A Shares)	166,644	—
Trustees’ Fees	23,837	2,339
Chief Compliance Officer Fees	6,975	873
Custodian Fees	276,388	62,634
Transfer Agent Fees	119,007	32,409
Printing Fees	81,260	10,441
Registration and Filing Fees	63,372	38,307
Legal Fees	57,184	6,194
Audit Fees	34,345	14,855
Other Expenses	60,739	8,368

Total Expenses	12,479,752	1,322,007

Less:
Investment Advisory Fee Waiver	—	(241,312)
Fees Paid Indirectly — Note 4	(3,887)	(193)

Net Expenses	12,475,865	1,080,502

Net Investment Income	9,539,607	1,229,329

Net Realized Gain (Loss) on:
Investments	110,847,020	(202,018)
Affiliated Investments	(3,957,114)	(1,379,273)
Purchased Options	(55,337,537)	1,324,503
Foreign Currency Transactions	(205,021)	(31,295)

Net Realized Gain (Loss)	51,347,348	(288,083)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(117,642,660)	(7,773,304)
Affiliated Investments	(75,709,710)	(464,871)
Purchased Options	34,966,452	290,635
Foreign Currency Translation	70,142	252

Net Change in Unrealized Depreciation	(158,315,776)	(7,947,288)

Net Realized and Unrealized Loss on Investments, Purchased Options and Foreign Currency Transactions	(106,968,428)	(8,235,371)

Net Decrease in Net Assets Resulting from Operations	$(97,428,821)	$(7,006,042)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net Investment Income	$9,539,607	$10,190,958
Net Realized Gain (Loss) on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions	51,347,348	(31,845,234)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Purchased Options and Foreign Currency Translation	(158,315,776)	113,647,994

Net Increase (Decrease) in Net Assets Resulting From Operations	(97,428,821)	91,993,718

Distributions(1):
Class A Shares	(2,846,709)	(2,049,326)
Class I Shares	(46,530,487)	(28,634,509)

Total Distributions	(49,377,196)	(30,683,835)

Capital Share Transactions(2):
Class A Shares
Issued	12,115,036	22,898,470
Reinvestment of Distributions	2,231,299	1,531,714
Redeemed	(21,267,935)	(24,915,884)

Net Class A Share Transactions	(6,921,600)	(485,700)

Class I Shares
Issued	334,198,211	405,689,721
Reinvestment of Distributions	32,389,956	18,620,093
Redeemed	(319,611,503)	(220,131,687)

Net Class I Share Transactions	46,976,664	204,178,127

Net Increase in Net Assets From Capital Share Transactions	40,055,064	203,692,427

Total Increase (Decrease) in Net Assets	(106,750,953)	265,002,310

Net Assets:
Beginning of Year	1,152,727,694	887,725,384

End of Year(3)	$1,045,976,741	$1,152,727,694

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 11).
(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
(3)	Includes undistributed net investment income of $8,589,766 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net Investment Income	$1,229,329	$287,643
Net Realized Gain (Loss) on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions	(288,083)	368,687
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Purchased Options and Foreign Currency Translation	(7,947,288)	2,158,420

Net Increase (Decrease) in Net Assets Resulting From Operations	(7,006,042)	2,814,750

Distributions(1):
Class I Shares	(1,231,005)	(24,115)

Total Distributions	(1,231,005)	(24,115)

Capital Share Transactions(2):
Class I Shares
Issued	86,438,886	80,767,368
Reinvestment of Distributions	729,665	24,115
Redeemed	(33,375,353)	(2,809,131)

Net Class I Share Transactions	53,793,198	77,982,352

Net Increase in Net Assets From Capital Share Transactions	53,793,198	77,982,352

Total Increase in Net Assets	45,556,151	80,772,987

Net Assets:
Beginning of Year	82,845,193	2,072,206

End of Year(3)	$128,401,344	$82,845,193

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 11).
(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
(3)	Includes undistributed net investment income of $278,896 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS
			Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year or Period

	Class A Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Year/Period	$10.78	$10.14	$7.52	$8.69	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.06	0.07	0.06	0.00^	0.07
Net Realized and Unrealized Gain (Loss)	(0.85)	0.88	2.59	(1.12)	(1.38)

Total from Investment Operations	(0.79)	0.95	2.65	(1.12)	(1.31)

Dividends and Distributions:
Net Investment Income	(0.44)	(0.31)	(0.03)	(0.05)	—
Capital Gains	—	—	—	(0.00)^	—

Total Dividends and Distributions	(0.44)	(0.31)	(0.03)	(0.05)	—

Net Asset Value, End of Year/Period	$9.55	$10.78	$10.14	$7.52	$8.69

Total Return‡	(7.76)%	9.60%	35.38%†	(12.95)%†	(13.10)%†

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$57,586	$72,257	$68,581	$78,531	$183,317
Ratio of Expenses to Average Net Assets(1)	1.29%	1.30%(2)	1.35%(2)	1.35%	1.35%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.29%	1.30%	1.31%	1.36%	1.38%††
Ratio of Net Investment Income to Average Net Assets	0.54%	0.66%	0.72%	0.05%	0.68%††
Portfolio Turnover Rate	44%	37%	39%	60%	42%†††

*	Commenced operations November 1, 2013.
**	Per share calculations were performed using average shares for the period.
‡	Total return is for the period indicated and has not been annualized.
†

Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
†††	Portfolio turnover rate is for the period indicated and has not been annualized.
^	Amount represents less than $0.01 per share.
(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Class I Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Year/Period	$10.75	$10.11	$7.52	$8.71	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.08	0.10	0.08	0.03	0.07
Net Realized and Unrealized Gain (Loss)	(0.84)	0.88	2.57	(1.13)	(1.36)

Total from Investment Operations	(0.76)	0.98	2.65	(1.10)	(1.29)

Dividends and Distributions:
Net Investment Income	(0.46)	(0.34)	(0.06)	(0.09)	(0.00)^
Capital Gains	—	—	—	(0.00)^	—

Total Dividends and Distributions	(0.46)	(0.34)	(0.06)	(0.09)	(0.00)^

Net Asset Value, End of Year/Period	$9.53	$10.75	$10.11	$7.52	$8.71

Total Return‡	(7.45)%	9.88%	35.53%†	(12.72)%†	(12.89)%†

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$988,391	$1,080,471	$819,144	$634,340	$760,487
Ratio of Expenses to Average Net Assets(1)	1.04%	1.05%(2)	1.10%(2)	1.10%	1.10%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.04%	1.05%	1.06%	1.12%	1.13%††
Ratio of Net Investment Income to Average Net Assets	0.83%	0.97%	0.99%	0.35%	0.68%††
Portfolio Turnover Rate	44%	37%	39%	60%	42%†††

*	Commenced operations November 1, 2013.
**	Per share calculations were performed using average shares for the period.
‡	Total return is for the period indicated and has not been annualized.
†

Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
†††	Portfolio turnover rate is for the period indicated and has not been annualized.
^	Amount represents less than $0.01 per share.
(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year or Period

	Class I Shares
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 31, 2015*
Net Asset Value, Beginning of Year/Period	$11.92	$11.31	$9.25	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)**	0.13	0.15	0.02	(0.00)^
Net Realized and Unrealized Gain (Loss)	(0.58)	0.60	2.05	(0.75)

Total from Investment Operations.	(0.45)	0.75	2.07	(0.75)

Dividends and Distributions:
Net Investment Income	(0.11)	(0.04)	(0.01)	—
Capital Gains	(0.05)	(0.10)	—	—

Total Dividends and Distributions	(0.16)	(0.14)	(0.01)	—

Net Asset Value, End of Year/Period	$11.31	$11.92	$11.31	$9.25

Total Return†	(3.83)%	6.68%	22.45%	(7.50)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$128,401	$82,845	$2,072	$1,066
Ratio of Expenses to Average Net Assets(1)	0.93%	0.47%	1.10%	1.10%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.13%	1.60%	10.26%	20.41%††
Ratio of Net Investment Income (Loss) to Average Net Assets	1.06%	1.24%	0.16%	(0.04)%††
Portfolio Turnover Rate	34%	21%	50%	26%†††

*	Commenced operations June 30, 2015.
**	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
†††	Portfolio turnover rate is for the period indicated and has not been annualized.
^	Amount represents less than $0.01 per share.
(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 29 funds. The financial statements herein are those of the Kopernik Global All-Cap Fund and Kopernik International Fund (each a “Fund” and collectively the “Funds”). The investment objective of the Funds is long-term growth of capital. The Kopernik Global All-Cap Fund is diversified and invests primarily (at least 40% of its net assets) in equity securities of companies located in at least three countries other than the U.S. The Kopernik International Fund is diversified and invests primarily in equity securities of companies located throughout the world. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Kopernik Global All-Cap Fund was closed to certain new investments on March 31, 2017. Effective as of October 11, 2018, the Kopernik Global All-Cap Fund was made available to new investors.

Effective September 27, 2018, the Kopernik International Fund Class A shares were redesignated as Investor Class Shares. This share class name change had no impact on any Fund operations or investment policies. The Investor Class Shares are unfunded and currently have no net assets. For presentation purposes, the Investor Class Shares are not shown.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018

by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options for which the primary market is a national securities exchange are valued at the last bid price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2018, the total market value of securities in the Kopernik Global All-Cap Fund valued in accordance with fair value procedures was $14,318,094 or 1.4% of the Fund’s net assets. As of October 31, 2018, Kopernik International Fund had no fair valued securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset values. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset values if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018

market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table summarizes the quantitative inputs an assumptions used for items categorized as recurring Level 3 assets as of October 31, 2018. The following disclosures also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value at October 31, 2018	Valuation Techniques	Unobservable Input	Inputs
			Credit Spread	10%
			Volatility	60%
Convertible Bonds	$13,449,941	Model	Liquidity Risk	10%
Warrants	868,153	Model	Volatility	60%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the year ended October 31, 2018, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2018, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018

sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are accreted and amortized.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. There were no forward foreign currency contracts for the year ended October 31, 2018.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018

from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Kopernik Global All-Cap Fund and Kopernik International Fund had open option contracts as of October 31, 2018 as disclosed in the Funds’ Schedule of Investments.

For the year ended October 31, 2018, the average monthly market value of purchased option contracts held were as follows:

	Kopernik Global All-Cap Fund	Kopernik International Fund
Average Monthly Market Value	$13,511,318	$739,103

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018

3.Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2018, the Kopernik Global All-Cap Fund and Kopernik International Fund paid $980,190 and $97,044 respectively, for these services.

The Kopernik Global All-Cap Fund adopted a distribution plan for Class A Shares that allows the Fund to pay for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time, these fees will increase the cost of your investment. The annual distribution and service fees for Class A Shares of the Fund is 0.25% of the average daily net assets of the Fund’s Class A Shares.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

During the year ended October 31, 2018, the Kopernik Global All-Cap Fund and Kopernik International Fund earned cash management credits of $3,887 and $193, respectively, which were used to offset transfer agent expenses. These amounts are labeled “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5.Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of 0.90% of the Funds’ average daily net assets. The Adviser has contractually agreed (effective November 1, 2013 for the Kopernik Global All-Cap Fund and June 30, 2015 (revised February 8, 2017 and March 1, 2018) for the Kopernik International Fund) to reduce its fees and/or reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018

certain levels as set forth below until February 28, 2019 (the “Contractual Expense Limit”). This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

	Class A Shares	Investor Class Shares	Class I Shares
Kopernik Global All-Cap Fund	1.35%	N/A	1.10%
Kopernik International Fund	N/A	1.35%	1.10%

Prior to March 1, 2018, the Contractual Expense Limit for the Kopernik International Fund was 0.70% for Investor Class Shares and 0.45% for Class I Shares.

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may receive from the Funds the difference between the total annual fund operating expenses (not including excluded expenses) and the Contractual Expense Limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any other agreement) was in place.

As of October 31, 2018, there are no previously waived fees that are eligible to be recaptured for the Kopernik Global All-Cap Fund. As of October 31, 2018, fees for the Kopernik International Fund which were previously waived by the Adviser that can be recaptured, up to the expense cap in place at the time the expenses were waived, were $145,995, expiring in 2019, $264,029 expiring in 2020 and $241,312 expiring in 2021.

6.Share Transactions:

Kopernik Global All-Cap Fund	Year Ended October 31, 2018	Year Ended October 31, 2017
Shares Transactions:
Class A Shares
Issued	1,174,706	2,174,982
Reinvestment of Distributions	210,898	151,206
Redeemed	(2,058,131)	(2,388,711)

Decrease in Class A Shares	(672,527)	(62,523)

Class I Shares
Issued	32,009,451	38,921,237
Reinvestment of Distributions	3,075,969	1,845,401
Redeemed	(31,787,807)	(21,302,529)

Increase in Class I Shares	3,297,613	19,464,109

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018

Kopernik International Fund	Year Ended October 31, 2018	Year Ended October 31, 2017
Shares Transactions:
Class I Shares
Issued	7,217,685	7,001,456
Reinvestment of Distributions	60,354	2,200
Redeemed	(2,870,669)	(236,551)

Increase in Class I Shares	4,407,370	6,767,105

7.Investment Transactions:

For the year ended October 31, 2018, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Kopernik Global All-Cap Fund	$475,752,848	$490,693,614
Kopernik International Fund	74,907,535	24,509,257

There were no purchases or sales of long-term U.S. Government securities.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

The following permanent book and tax basis differences, primarily attributable to foreign exchange gain/loss, and passive foreign investment companies (PFICs) adjustments, have been classified to/(from) the following accounts for the year ended October 31, 2018:

		Distributable Earnings (Loss)*
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Kopernik Global All-Cap Fund	$—	$11,537,231	$ (11,537,231)
Kopernik International Fund	—	671,656	(671,656)

*The reporting simplification amendments to Regulation S-X simplifies the reporting requirements for Registered Investment Companies by combining the components of net assets

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018

attributable to Undistributed Net Investment Income, Accumulated Net Realized Gain/Loss, and Unrealized Gain/Loss to one line item “Total Distributable Earnings (Loss)”. The table above provides the tax characteristics of distributable earnings (loss) which are included in Total distributable earnings (loss).

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared for the Funds during the years ended October 31, 2018 and 2017 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Kopernik Global All-Cap Fund
2018	$49,377,196	$—	$49,377,196
2017	30,683,835	—	30,683,835

	Ordinary Income	Long-Term Capital Gain	Total
Kopernik International Fund
2018	$1,168,068	$62,937	$1,231,005
2017	24,115	—	24,115

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Kopernik Global All-Cap Fund	Kopernik International Fund
Undistributed Ordinary Income	$ 1,047,608	$ 1,516,023
Capital Loss Carryforwards	(20,926,202)	(786,106)
Other Temporary Differences	(7)	—
Unrealized Depreciation	(127,674,952)	(5,930,183)

Total Accumulated Losses	$(147,553,553)	$ (5,200,266)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Kopernik Global All-Cap Fund	$—	$20,926,202	$20,926,202
Kopernik International Fund	—	786,106	786,106

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018

During the year ended October 31, 2018, the Kopernik Global All-Cap Fund utilized capital loss carryforwards of $65,838,168 to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to passive foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, including derivatives, held by the Funds at October 31, 2018, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
Kopernik Global All-Cap Fund	$1,130,500,856	$131,508,447	$ (259,183,399)	$ (127,674,952)
Kopernik International Fund	142,255,339	6,259,759	(12,189,942)	(5,930,183)

9.Concentration of Risks:

The Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The principal risk factors affecting shareholders’ investments in each of the Funds, unless otherwise specified, are set forth below.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Equity Risk — Since they purchase equity securities, the Funds are subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Funds’ securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Exchange-Traded Funds Risk — The Kopernik International Fund may invest in ETFs. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Foreign Currency Risk — As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

Foreign/Emerging and Frontier Market Security Risk — Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. Non-U.S. securities are also subject to risks associated with the potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. These additional risks may be heightened with respect to emerging and frontier market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk — To the extent that a large portion of their portfolios is invested in a particular country or region, the Funds may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within that country or region. As a result, the Funds may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Liquidity Risk — Certain securities, including privately placed securities and securities of emerging or frontier market issuers, may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Purchasing Put Options Risk — A put option gives the buyer the right, but not the obligation, to sell an underlying instrument at a specific exercise price before a specific expiration date. When a Fund purchases a put option on an index, it may lose the entire premium paid if the index does not fall below the exercise price before the expiration date.

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REIT Risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Funds. Accordingly, the Funds’ investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Funds invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

10.     Concentration of Shareholders:

At October 31, 2018, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that were held on behalf of multiple underlying shareholders was as follows:

	No. of Shareholders	% Ownership

Kopernik Global All-Cap Fund, Class A Shares	5	68%

Kopernik Global All-Cap Fund, Class I Shares	2	49%

Kopernik International Fund, Class I Shares	3	84%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.     Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

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The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

Kopernik International Fund
Class I Shares
Net Investment Income	$(6,645)
Net Realized Gains	(17,470)

12.     New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

13.     Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of

Kopernik Global All-Cap Fund and Kopernik International Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Kopernik Global All-Cap Fund and Kopernik International Fund (two of the Funds constituting The Advisors’ Inner Circle Fund II, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2018

We have served as the auditor of one or more investment companies in Kopernik Global Investors, LLC since 2013.

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DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2018 to October 31, 2018).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Kopernik Global All-Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$903.50	1.29%	$6.19
Class I Shares	1,000.00	904.17	1.04	4.99
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,018.70	1.29%	$6.56
Class I Shares	1,000.00	1,019.96	1.04	5.30
Kopernik International Fund
Actual Fund Return
Class I Shares	$1,000.00	$927.05	1.10%	$5.34
Hypothetical 5% Return
Class I Shares	$1,000.00	$1,019.66	1.10%	$5.60

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder are Trustees who may

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years
INTERESTED TRUSTEES [3] [4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
N. Jeffery Klauder (Born: 1952)	Trustee (Since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.
INTERESTED TRUSTEES [4]
Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-887-4KGI. The following chart lists Trustees and Officers as of October 31, 2018.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 29 funds in The Advisors’ Inner Circle Fund II.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupations During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]

Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Tracie E. Ahern (Born: 1968)	Trustee (Since 2018)

Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.

OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 29 funds in The Advisors’ Inner Circle Fund II.

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Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past Five Years
OFFICERS (continued)
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017. Prior Positions: Self employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

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Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past Five Years
OFFICERS (continued)
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (Since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

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Other Directorships Held in the Past Five Years

None.

None.

None.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 21, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

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Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Kopernik Global All-Cap Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018
(Unaudited)

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018
(Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2018, the Funds are designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)
Kopernik Global All-Cap Fund
0.00%	100.00%	100.00%	0.89%	44.95%	0.00%	0.86%	0.00%	4.51%
Kopernik International Fund
4.31%	95.69%	100.00%	1.30%	49.85%	20.28%	5.19%	100.00%	15.75%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2018. The Funds intend to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2018. For Kopernik Global All-Cap Fund, the total amount of foreign source income is $6,853,405 and the total amount of foreign tax paid is $2,331,084. For Kopernik International Fund, the total amount of foreign source income is $1,247,907 and the total amount of foreign tax paid is $230,170. Your allocable share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2018. Complete information will be computed and reported with your 2018 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2018
(Unaudited)

SHAREHOLDER VOTING RESULTS

A Special Meeting of the Shareholders of The Advisors’ Inner Circle Fund II (the “Trust”) was held on March 26, 2018 for the purpose of electing the following eight Trustees to the Board of Trustees of the Trust: Robert Nesher, N. Jeffrey Klauder, Joseph T. Grause, Jr., Mitchell A. Johnson, Betty L. Krikorian, Bruce Speca, George J. Sullivan, Jr. and Tracie E. Ahern. There were 748,831,786 outstanding shares, 620,191,264 shares were voted representing 82.825% of the eligible outstanding shares. The results of the election are as follows:

Trustee/Nominee	Shares Voted For	Shares Withheld	Percentage Voted in Favor of	Percentage Withheld
Robert Nesher	612,737,102	7,454,162	98.80%	1.20%
N. Jeffrey Klauder	614,373,712	5,817,552	99.06%	0.94%
Joseph T. Grause, Jr.	598,762,421	21,428,843	96.54%	3.46%
Mitchell A. Johnson	595,081,579	25,109,685	95.95%	4.05%
Betty L. Krikorian	597,047,260	23,144,004	96.27%	3.73%
Bruce Speca	597,119,756	23,071,508	96.28%	3.72%
George J. Sullivan, Jr.	595,113,921	25,077,343	95.96%	4.04%
Tracie E. Ahern	614,884,679	5,306,585	99.14%	0.86%

Kopernik Funds

P.O. Box 219009

Kansas City, MO 64121-9009

855-887-4KGI

Adviser:

Kopernik Global Investors, LLC

Two Harbour Place

302 Knights Run Avenue, Suite 1225

Tampa, Florida 33602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

KGI-AR-001-0500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Tracie E. Ahern and George Sullivan, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund II (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$123,000	None	None	$143,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$120,000(2)	None	None	$121,700
(d)	All Other Fees	None	None	None	None	None	None

(2)	Tax return preparation fees for affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$54,150	None	None	$22,475	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $120,000 and $121,700 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 8, 2019

*    Print the name and title of each signing officer under his or her signature.